Earnings/(Loss) per common share	12 Months Ended
Dec. 31, 2025
Earnings/(Loss) per common share [Abstract]
Earnings/(Loss) per common share
9.	Earnings/(Loss) per common share:

All common shares issued have equal rights and participate in dividends. Profit or loss attributable to common shareholders is adjusted by the contractual amount of dividends on Series A Preferred Shares. Diluted (loss)/earnings per common share, if applicable, reflect the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net (loss)/income.

	Year ended December 31,
	2025	2024	2023
Net (loss) / income	$(4,197)	$(210)	$1,155
Cumulative dividends on Series A Preferred Shares	(2,977)	(977)	—
Net (loss)/income attributable to common shareholders	$(7,174)	$(1,187)	$1,155
Divided by: Weighted average number of common shares, basic and diluted	397,776	3,903	1,000
(Loss)/earnings per common share, basic and diluted	$(18.04)	$(304.13)	$1,155.00

Securities that could potentially dilute basic earnings per common share in the future that were not included in the above computation of diluted earnings per common share, because to do so would have anti-dilutive effect, are (i) the First Representative’s Warrant, (ii) the Placement Agent’s Warrant, (iii) the Class A Warrants and (iv) the Series A Preferred Shares (see Note 8 “Capital Structure” herein).